                                                                    Exhibit 99.4

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]


                                UNB CORP. (UNBO)
                                       AND
                           BANCFIRST OHIO CORP. (BFOH)

                      ARE COMBINING IN A MERGER-OF-EQUALS

                                SEPTEMBER 6, 2001


-------------------------------------------------------------------------------
                     CONFERENCE CALL AND WEBCAST INFORMATION
                     ---------------------------------------

UNB Corp. and BancFirst Ohio Corp. will host a conference call at 10:30 a.m. ET on Thursday, September 6, 2001. The number to call is (877) 388-1596. If this time is inconvenient, a taped rebroadcast will begin at 2:00 p.m. ET, Thursday, September 6, 2001, and conclude at 5:00 p.m. ET on Friday, September 14, 2001. To access the replay, dial (800) 642-1687 and enter the conference ID# 1714100. A copy of this presentation, along with a web cast of this call, can be found at www.unbcorp.com or www.bancfirstohio.com.
-------------------------------------------------------------------------------

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

FORWARD LOOKING STATEMENTS
-------------------------------------------------------------------------------
When used in this document or other public shareholder communications, in filings with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Various factors could cause actual results to differ materially from the results anticipated or projected. These factors include, but are not limited to, the following: (1) expected cost savings and synergies from the merger might not be realized within the expected time frame; (2) revenues following the merger could be lower than expected; (3) costs or difficulties related to the integration of the businesses of UNB and BancFirst Ohio might be greater than expected; (4) the requisite shareholder and/or regulatory approvals of the transaction might not be obtained; (5) deposit attrition, operating costs, customer loss and business disruption following the merger may be greater than expected; (6) competitive pressures among depository institutions; (7) the credit risks of lending activities; (8) changes in the interest rate environment and in the demand for loans; (9) general economic conditions, either nationally or in the states in which the combined company will be doing business, might be less favorable than expected; (10) new legislation or regulatory changes; and
(11) changes in accounting principles, policies or guidelines.

We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

                             Additional Information

A registration statement on Form S-4 will be filed with the Securities and Exchange Commission in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of both UNB Corp. and BancFirst Ohio Corp. seeking their approval of the proposed transaction. Investors and security holders are advised to read the registration statement and joint proxy statement/prospectus because they will contain important information. When filed, these documents can be obtained free of charge from the web site maintained by the SEC at "www.sec.gov". These documents also can be obtained free of charge upon written request to UNB Corp., Investor Relations, P.O. Box 24190, Canton, Ohio 44702 or by calling (330) 438-1118.

UNB Corp. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from UNB Corp. shareholders to approve the merger. Information about these participants may be obtained through the SEC's web site from the definitive proxy statements to be filed with the SEC by UNB Corp. Additional information regarding the interests of these participants, as well as information regarding the directors and executive officers of BancFirst Ohio Corp., may be obtained by reading the joint proxy statement/ prospectus regarding the proposed transaction when it becomes available.

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

FINANCIAL SUMMARY
--------------------------------------------------------------------------------
[ ]      Transaction Structure:         100% Stock Swap - Merger-of-Equals

[ ]      Name of New Company:           To be determined in 4Q 2001

[ ]      Fixed Exchange Ratio:          1.325 UNBO shares per BFOH share

[ ]      Pro Forma Ownership:           UNBO-47.9% / BFOH-52.1%

[ ]      Value per BFOH share:          $24.51(1)

[ ]      Premium to BFOH Market Price:  17.0%(1)

[ ]      Pro Forma Market Cap:          $415 million - $2.7 billion in assets

[ ]      Dividend:                      Current UNBO rate of $0.125 per quarter

[ ]      Accounting - Tax Treatment:    Purchase accounting - Tax-free exchange

[ ]      Stock Purchase Option:         Cross options granted to each company
                                        for 14.9% of the other partner

(1) Based on UNBO share price of $18.50 and BFOH share price of $20.95, as of close September 5, 2001.

[UNB CORP LOGO]                                    [BANCFIRST OHIO CORP. LOGO]

CORPORATE SUMMARY
-------------------------------------------------------------------------------

[ ]      Management:                                            Corporation            Bank
                                                                -----------            ----
    [ ]  Mr. Gary N. Fields (BFOH President & CEO)               Chairman

    [ ]  Mr. Roger L. Mann (UNBO Chairman & CEO)              President & CEO        Chairman

    [ ]  Mr. James H. Nicholson (FNB Zanesville Pres. & CEO)  EVP & COO            President & CEO

    [ ]  Mr. James J. Pennetti (UNBO EVP & CFO)               EVP & CFO              EVP & CFO

[ ]      Board of Directors:        Equal representation - Corporation - seven from each
                                                           Bank - six from each

[ ]      Headquarters:              Canton, Ohio

[ ]      Operations Center:         Zanesville, Ohio

[ ]      Due Diligence:             Completed

[ ]      Expected Closing:          1st Quarter 2002

[ ]      Required Approvals:        UNB Corp. and BancFirst Ohio shareholders
                                    and customary regulatory approvals

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

TRANSACTION GOALS
--------------------------------------------------------------------------------

[ ]      Enhance Shareholder Value

[ ]      Accretive to Fundamentals (Earnings per Share)

[ ]      Improved Liquidity for Shareholders

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

TRANSACTION RATIONALE
--------------------------------------------------------------------------------

[ ]      Accretive to both companies' GAAP and Cash EPS

[ ] Expands market area and builds critical mass with strong local commitment

[ ]      Enhances competitive position with broader product range

[ ]      Increases liquidity and market presence

[ ]      Enhances ability to grow Wealth Management business

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

OVERVIEW OF UNB CORP.
--------------------------------------------------------------------------------

[ ] Assets of $1.1 billion, deposits of $807 million and equity of $81 million

[ ]       #6 position in tri-county market - 6% market share

[ ]       Outstanding ROE - 20.3%                                       [MAP]

[ ]       5 year EPS growth - 16.5%

[ ]       Middle-market commercial banking tradition

[ ]       Other lines of business:

          [ ] National aircraft lending group with $143 million in loans;

          [ ] Wealth management - over $1 billion under management; and

          [ ] Strong residential real estate lender.

[ ]       Market capitalization - $199 million

[ ]       Financial centers - 21

[ ]       Outstanding asset quality history

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

OVERVIEW OF BANCFIRST OHIO CORP.
--------------------------------------------------------------------------------


[ ] Assets of $1.5 billion, deposits of $1.1 billion and equity of $112 million

[ ]       Three attractive banking markets along I-70 corridor

          [ ]       Zanesville;

          [ ]       Columbus;                                           [MAP]

          [ ]       Newark; and

          [ ]       Dayton, Ohio.

[ ]       Community bank model with commercial and private banking focus

[ ]       #1 SBA 7(a) lender in state of Ohio

[ ]       Excellent net charge-off history

[ ]       Growing financial services niche

[ ]       Market capitalization - $184 million

[ ]       Financial centers - 27

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

RESULTING COMPANY
--------------------------------------------------------------------------------

[ ] Creates $2.7 billion Ohio financial services holding company with growth profile

          [ ] Commercial banking foundation

          [ ] Core deposit funded

          [ ] Five market presence - Canton, Columbus, Newark, Dayton and Zanesville

          [ ] Attractive niche lending - aircraft and SBA

          [ ] Growing fee income business with greater scale in wealth management

          [ ] Cross selling opportunities / Revenue enhancement opportunities

[ ]       Strong capital base

[ ]       Pro Forma $415 Million Market Capitalization

[ ]       Enhances strategic position in the merger market arena

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

RESULTING GEOGRAPHIC FRANCHISE
--------------------------------------------------------------------------------

[ ]      Major presence in four central Ohio markets

[ ]      48 financial centers serving 9 counties in Ohio

[ ] Canton - strong market position with over 1 million population

[ ]      Columbus - large market with tremendous
                    growth opportunities

[ ]      Newark - growing part of Columbus MSA                         [MAP]

[ ]      Dayton - growing commercial franchise

[ ]      Zanesville - dominant #1 position

[ ]      National niche businesses (aircraft - SBA)

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

DYNAMIC AND VIBRANT MARKETS(1)
--------------------------------------------------------------------------------

                                                                                            Muskingum
                                     Canton(2)       Columbus(3)          Dayton              County
                                       Market            MSA                MSA             (Zanesville)
                                      ---------     --------------        --------       ---------------
Company Deposits (millions)              $812            $328               $213               $506

Population                            1,023,893        1,499,874           957,805            84,962


Median Household Income                $40,779          $46,219            $44,368            $33,224

       Growth - `00-'05                 12.00%           16.52%             14.54%             11.06%

Deposit Market Share                     6.22%            1.61%              2.15%             46.97%

Deposit Market Rank                       6                10                 10                  1

(1)Source:  SNL DataSource at June 30, 2000.
(2)Canton market encompasses Stark, Summit and Wayne counties.
(3)Columbus MSA definition includes Newark.

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

TRANSACTION SYNERGIES
--------------------------------------------------------------------------------

[ ] The following amounts represent expected annual cost savings on a full run rate basis for 2002.

[ ]       Cost savings are expected to be 70% realized in 2002 - 100% in 2003.

[ ] $4.3 million represents approximately 6.6% of the combined companies' 2002 noninterest expense base.

                     Operations                  $2.4 million

                     Administration and Support   0.8

                     Trust / Wealth Management    0.3

                     Corporate Efficiencies       0.8
                                                 ------------
                               Total             $4.3 million

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

FINANCIALLY COMPELLING
--------------------------------------------------------------------------------

[ ]      2002 Earnings Per Share Impact

         UNBO Stand Alone Income(1)              $16.9 mm

         BFOH Stand Alone Income(1)               18.6

         After-Tax Cost Savings                    2.0

         Purchase Accounting Amortization(2)      -1.7
                                                 -----------
         Pro Forma 2002 Income                   $35.8 mm


                                         Pro Forma    Stand Alone(1)   % Change
------------------------------------------------------------------------------
       UNBO GAAP EPS                       $1.61         $1.60           0.4%

           Cash  EPS                        1.68          1.61           4.6

       BFOH GAAP EPS                       $2.13         $2.10           1.2%

           Cash  EPS                        2.23          2.12           5.1

(1) Based on IBES estimates and including the impact of the elimination of goodwill amortization in 2002.
(2) Includes core deposit amortization and the cost to fund the one-time merger-related charge.

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

FINANCIALLY COMPELLING
--------------------------------------------------------------------------------

[ ]     2003 Earnings Per Share Impact

        UNBO Stand Alone Income(1)               $18.6 mm

        BFOH Stand Alone Income(1)                20.4

        After-Tax Cost Savings                     3.0

        Purchase Accounting Amortization(2)       -1.7
                                                 ---------
        Pro Forma 2002 Income                    $40.3 mm

                                         Pro Forma    Stand Alone(1)   % Change
------------------------------------------------------------------------------

        UNBO GAAP EPS                      $1.81         $1.76           2.9%

            Cash  EPS                       1.89          1.77           6.7

        BFOH GAAP EPS                      $2.40         $2.31           3.7%

            Cash  EPS                       2.50          2.33           7.2


(1) Assumes 10% growth of 2002 estimates.
(2) Includes core deposit amortization and the cost to fund the one-time merger-related charge.

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

SUMMARY OF ONE-TIME EXPENSES
--------------------------------------------------------------------------------

Charges                                     (In Millions)
-------                                     -------------

Professional Fees                               $2.6

Data Processing                                  1.8

Conversion / Renaming                            1.6

Severance and Retention                          1.3

Printing, Filing and Other                       1.0
--------------------------                      --------

Total (Pre-Tax)                                 $8.3

Total One-Time Charge (Net of Taxes)            $6.4

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

CORPORATE GOALS
--------------------------------------------------------------------------------

[ ]      EPS Growth - 10%-13%

[ ]      GAAP Return on Equity

[ ]      Cash Return on Tangible Equity - Over 15%

[ ]      Fee Income Growth

[ ]      Revenue Growth

[ ]      Improved Efficiency Ratio

[ ]      Maintenance of Credit Quality

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

--------------------------------------------------------------------------------

                           PRO FORMA FINANCIAL REVIEW

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

PRO FORMA BALANCE SHEET
--------------------------------------------------------------------------------

($ in 000's, except per share data)
                                   UNBO              BFOH
                                 6/30/01            6/30/01             Adjustments            Pro Forma
--------------------------------------------------------------------------------------------------------
Cash & Equivalents                 $   34,325      $    33,808                            $   68,133
Securities                            123,540          324,613                               448,153
Net Loans & Leases                    884,900        1,085,848                             1,970,748
Goodwill and other intangibles          2,309           20,890               132,784         155,983
Other Assets                           33,621           55,801                                89,422
                                   ----------       ----------           -----------      ----------
TOTAL ASSETS                       $1,078,695       $1,520,960               132,784      $2,732,439
                                   ==========       ==========           ===========      ==========

Noninterest-Bearing Deposits          104,256           70,975                               175,231
Interest-Bearing Deposits             702,635        1,060,391                             1,763,026
Total Deposits                     $  806,891       $1,131,366                            $1,938,257
                                   ----------       ----------           -----------      ----------
Borrowed Funds                        183,697          244,770                 6,400         434,867
Trust Preferred Securities                -             20,000                                20,000
Other Liabilities                       6,842           12,784                 7,776          27,402
                                   ----------       ----------           -----------      ----------
TOTAL LIABILITIES                  $  997,430       $1,408,920                14,176      $2,420,526
                                   ==========       ==========           ===========      ==========
Common Equity                          81,265          112,040               118,608         311,913
                                   ----------       ----------           -----------      ----------
TOTAL EQUITY                           81,265          112,040               118,608         311,913
                                   ==========       ==========           ===========      ----------
TOTAL LIABILITIES AND EQUITY       $1,078,695       $1,520,960               132,784      $2,732,439
                                   ==========       ==========           ===========      ==========


Book Value per Share                    $7.76           $12.82                                $14.08
Tangible Book Value per Share            7.54            10.43                                  7.04

Equity / Assets                          7.53%            7.37%                                11.42%
Leverage Ratio                           7.31             7.24                                  6.87
Total Risk Based Ratio                  10.12            11.42                                 10.28

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

DEPOSITS(1) MORE THAN DOUBLE
--------------------------------------------------------------------------------
                                        [GRAPH]

               UNBO                                BFOH                                PRO FORMA

                NIB                                 NIB                                   NIB
              Deposits                            Deposits                              Deposits
                12%                                  7%                                    9%

            NOW & Other                         NOW & Other                           NOW & Other
            Transaction                         Transaction                           Transaction
               Accts                               Accts                                  Accts
                10%                                  9%                                    9%

        Time less than $100X               Time less than $100X                    Time less than $100X
                34%                                 51%                                    44%

              MMDA &                               MMDA &                                MMDA &
              Savings                              Savings                               Savings
                33%                                  14%                                   22%

Time greater than or equal to $100K    Time greater than or equal to $100K    Time greater than or equal to $100K
                11%                                  19%                                   16%


   Total Deposits $807 million           Total Deposits $1.1 billion            Total Deposits $1.9 billion

(1) Deposit balances as of June 30, 2001.

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

LOAN STRUCTURE
-------------------------------------------------------------------------------

     [CHART]                           [CHART]                                        [CHART]
       UNBO                             BFOH                                          PRO FORMA
     Consumer                                 Consumer                                Consumer
     (other)                                  (other)                                 (other)
       28%                                      13%                                     20%

     Commercial                              Commercial                              Commercial
         13%                                     11%                                     12%

       Aircraft                                                                       Aircraft
        16%                                                                              7%

    Residential                              Residential                             Residential
     Mortgage                                 Mortgage                                Mortgage
       28%                                      38%                                     34%

     Commercial                              Commercial                              Commercial
      Mortgage                                Mortgage                                Mortgage
        15%                                     38%                                     27%


Total Loans $885 million                Total Loans $1.1 billion                 Total Loans $2.0 billion

Loans / Deposits - 110%                 Loans / Deposits - 96%                   Loans / Deposits - 102%

                              [ ]      BFOH SBA 7(a) loans total $44 million

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

CREDIT QUALITY
--------------------------------------------------------------------------------


                                  UNBO             BFOH
                                6/30/01            6/30/01            Combined
-------------------------------------------------------------------------------

Reserves / NPAs(1)                338%               71%                127%

NPAs / Loans & OREO              0.43              1.33                0.93

Provision / NCOs               108.35            113.34              110.77

NCOs / Average Loans             0.20              0.16                 0.18



(1) NPAs defined as the sum of non-accrual loans, renegotiated loans, loans 90 days or more past due and foreclosed assets.

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

UNB CORP.
--------------------------------------------------------------------------------

($ in 000's)
                                                                                                   CAGR
Financial Information         1997         1998        1999          2000         2001YTD       (`95 - `00)
---------------------         -----       -----       ------        -----         -------       -----------
Total Assets                 $826,313    $868,743    $970,529     $1,053,947    $1,078,695          8.5%

Total Investment Securities   140,838     134,449     133,677       130,891        123,540          0.4%

Total Net Loans               632,608     678,205     775,491       875,448        884,900         11.0%

Total Deposits                649,481     685,494     764,234       827,641        806,891          8.1%

Total Equity                   76,520      71,702      70,674        75,298         81,265          2.9%

Net Income                      9,006      10,900      14,055        14,270          8,004         14.1%

 EPS                             0.77        0.94        1.28          1.35           0.76         16.5%

Ratio Analysis
--------------

ROAA                             1.11%       1.27%       1.56%         1.41%          1.51%

ROAE                            12.20       14.19       19.95         19.76          20.29

Cash Efficiency Ratio           55.83       57.03       55.88         53.98          55.09

Total Equity / Total Assets      9.26        8.25        7.28          7.14           7.53

Loans / Deposits                97.40       98.94      101.47        105.78         109.67

(1)      2001 YTD is through 6/30
                                       23

[UNB CORP LOGO]                                      [BANCFIRST OHIO CORP. LOGO]

BANCFIRST OHIO CORP.
--------------------------------------------------------------------------------

($ in 000's)
                                                                                                        CAGR
Financial Information            1997         1998         1999           2000         2001YTD       (`95 - `00)
---------------------            -----       -----        ------         -----         -------       -----------

Total Assets                 $1,081,618   1,181,011     $1,274,206    $1,559,601     $1,520,960         26.8%

Total Investment Securities     271,521     327,615        331,235       330,246        324,613         13.1%

Total Net Loans                 761,027     777,063        849,767     1,089,651      1,085,848         32.3%

Total Deposits                  747,047     789,622        799,176     1,113,555      1,131,366         26.2%

Total Equity                     85,333      87,535         80,108       107,142        112,040         16.5%

Net Income                       10,770      10,168         12,304        13,931          7,810         17.5%

EPS                                1.29        1.26           1.50          1.66           0.89         10.8%

Ratio Analysis
--------------

ROAA                               0.98%       0.93%          1.02%         0.96%          1.01%

ROAE                              13.20       12.01          14.29         15.42          14.30

Cash Efficiency Ratio             56.67       56.81          56.56         54.06          53.37

Total Equity / Total Assets        7.89        7.41           6.29          6.87           7.37

Loans / Deposits                 101.87       98.41         106.33         97.85          95.98

(1) 2001 YTD is through 6/30.


                                       23